EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant To 18 U.S.C. Section 1350

As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report Nayna Networks, Inc. (formerly ResCon Technology Corp.), on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, William Wong, Principal Financial Officer of the Company, herby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 15,2006	By: /S/ William Wong
William Wong,
Principal Financial Officer